                                                                   EXHIBIT 10.48


               A Consent to the Assignment of a Licence to Produce
                        Potable Water from Seawater and
                          Distribute by Means of Pipes

                  provided to Consolidated Water Company Ltd.
                    (formerly Cayman Water Company Limited)
                    by the Government of the Cayman Islands

                                10th April, 2003

                     The Water (Production and Supply) Law
                         (Law 15 of 1979, 1996 Revision)
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                      THE GOVERNMENT OF THE CAYMAN ISLANDS

                     The Water (Production and Supply) Law
                              (Law No 15 of 1979)
                                (1996 Revision)

                    A CONSENT TO THE ASSIGNMENT OF A LICENCE
                     TO PRODUCE POTABLE WATER FROM SEAWATER
                        AND DISTRIBUTE BY MEANS OF PIPES

                                  Provided to
                          CONSOLIDATED WATER CO. LTD.
                    (formerly CAYMAN WATER COMPANY LIMITED)

                               10th of April, 2003


                                         Copy 1 of 3 Consolidated Water Co. Ltd.

                          CONSENT TO THE TRANSFER OF

               A LICENCE TO PRODUCE POTABLE WATER FROM SEAWATER

                                 PROVIDED TO

                         CONSOLIDATED WATER CO. LTD.
                   (FORMERLY CAYMAN WATER COMPANY LIMITED)

                                      BY

                     THE GOVERNMENT OF THE CAYMAN ISLANDS

            THE WATER (PRODUCTION AND SUPPLY) LAW (1996 REVISION)



THIS CONSENT is given this 10th day of April, 2003 by the Governor acting under the powers conferred by Section 3 of the Water (Production and Supply) Law (1996 Revision) and all other powers thereunto enabling.


WHEREAS:-

1. A concession ("the Licence") was granted by the Governor to Consolidated Water Co. Ltd. (formerly Cayman Water Company Limited) ("the Company") on 11th July, 1990 authorising it exclusively within the area described in the Licence to process Seawater to Water for sale and to distribute and sell Water by means of pipes.

2. By special resolution dated 3rd December, 1998, the Company changed its name to Consolidated Water Co. Ltd.

3. The Company caused to be incorporated on 4th December, 1998 a wholly-owned subsidiary under the name of Cayman Water Company Limited ("the Subsidiary") and in accordance with Clause 7.3 of the Licence has applied to the Governor for his consent to transfer the Licence to the Subsidiary which the Governor has agreed to give.


NOW THEREFORE the Governor in accordance with the Licence and all other powers him enabling consents, subject to the conditions below, to the transfer of the Licence from the Company to the Subsidiary with effect from the thirtieth day after the date on which the latter of the following is granted to the Company:



                                 Page 1 of 2


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*        An exemption from the Local Companies (Control) Law subject only to such reasonable conditions as may be imposed by the Governor; and

*        An exemption from the definition of "land holding corporation" in
         Section 2 of the Land Holding Companies Share Transfer Tax Law.

The conditions referred to above are that:

(1) on the effective date of the transfer of the Licence the Subsidiary shall still be a wholly-owned subsidiary of the Company; and

(2) on the effective date of the transfer of the Licence the Directors of the Subsidiary shall be persons already approved by the Governor for the purposes of Clause 7.4 of the Licence.

IN WITNESS WHEREOF this consent has been executed on the date above written.

FOR THE GOVERNMENT OF THE CAYMAN ISLANDS

THE PUBLIC SEAL OF THE GOVERNMENT                              [SEAL]
of the Cayman Islands was affixed in the presence of:-



/s/ B.H. Dinwiddy
---------------------------------------------
HIS EXCELLENCY THE GOVERNOR BRUCE DINWIDDY


FOR CONSOLIDATED WATER CO. LTD.
(formerly CAYMAN WATER COMPANY LIMITED)



/s/ Jeffrey M. Parker
---------------------------------------------
Mr. Jeffrey M. Parker, Chairman




/s/ Frederick W. McTaggart
---------------------------------------------
Mr. Frederick W. McTaggart, President and COO


FOR THE WATER AUTHORITY - CAYMAN ISLANDS              [SEAL]



/s/ Brainard Watler
---------------------------------------------
Mr. Brainard Watler, Chairman




/s/ Otto Watler
---------------------------------------------
Mr. Otto Watler, Director


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